[SCUDDER INVESTMENTS LOGO]


Scudder Global Biotechnology Fund

Supplement to the currently effective prospectus
--------------------------------------------------------------------------------

The following replaces "The portfolio managers" sub-section of the "Who Manages and Oversees the Fund" section.

  Dr. Noushin Irani                         Thomas E. Bucher
  Lead Manager of the fund.                 CFA, Director, Deutsche Asset
   o Joined Deutsche Asset Management       Management and Co-Manager of
     International GmbH in 2003 and         the fund.
     DWS Investment GmbH in 2002.            o Joined Deutsche Asset Management
   o Over 7 years of biotechnology             International GmbH in 1995.
     experience.                             o Head of global equity research
   o Ph.D in cell culture and molecular        team for Health Care sector:
     biology, Technical University             Frankfurt.
     Braunschweig & German Federal           o Previously analyst for European
     Research Institute for                    Chemical, Oil, Steel and
     Biotechnology (Germany).                  Engineering sectors.
                                             o MA from University of Tuegingen
                                               (Germany).

The following replaces the first, second, third and fifth paragraphs of the "Investment Sub-Advisor (Global Biotechnology Fund)" sub-section of the "Who Manages and Oversees the Fund" section.

Effective September 1, 2003, Deutsche Asset Management International GmbH ("DeAMi" or "Sub-Advisor") is the sub-advisor to the fund. The address for DeAMi is Mainzer Landstrasse 16, 60325 Frankfurt am Main, Germany. Prior to
September 1, 2003, DWS International Portfolio Management GmbH was the fund's sub-advisor.

ICCC is responsible for supervising and managing all of the fund's operations, including overseeing the performance of DeAMi. DeAMi is responsible for decisions to buy and sell securities for the fund, for broker-dealer selection, and for negotiation of commission rates.

DeIM, ICCC and DeAMi are indirect, wholly-owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

This fee will be computed daily and paid monthly. ICCC compensates DeAMi out of its advisory fee.

The second paragraph of "The Fund's Performance History" section and the "Additional Performance Information -- Similar Fund" are deleted from the prospectus for the Scudder Global Biotechnology Fund.

The following replaces the "How Much Investors Pay" section of the prospectus for Scudder Global Biotechnology Fund.

This table describes the fees and expenses that you may pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
Fee Table                                   Class A      Class B     Class C
--------------------------------------------------------------------------------

Shareholder Fees, paid directly from your investment
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (% of offering price)              5.75%         None        1.00%
--------------------------------------------------------------------------------
Maximum Contingent Deferred Sales Charge
(Load) (% of redemption proceeds)            None^1       4.00%        1.00%
--------------------------------------------------------------------------------

Annual Operating Expenses, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                               0.85%        0.85%        0.85%
--------------------------------------------------------------------------------
Distribution/Service (12b-1) Fee              0.25         0.75         0.75
--------------------------------------------------------------------------------
Other Expenses^2                              4.71         4.96         4.96
--------------------------------------------------------------------------------
Total Annual Operating Expenses               5.81         6.56         6.56
--------------------------------------------------------------------------------
Fee Waiver/Expense Reimbursements             4.31         4.31         4.31
--------------------------------------------------------------------------------
Net Annual Operating Expenses^3               1.50         2.25         2.25
--------------------------------------------------------------------------------

^1 Purchases of $1 million or more of Class A shares are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1.00% if you redeem your shares within one year, and 0.50% if you redeem your shares during the second year after purchase. (See the section entitled "Choosing a Share Class -- Class A shares.")

^2   Includes a 0.25% shareholder servicing fee for Class B and C shares.

^3 Investment Company Capital Corporation, in its capacity as Advisor and Administrator, has contractually agreed to waive its fees and/or expenses of the fund through December 31, 2003, to the extent necessary to maintain the fund's expense ratio at the level indicated as "Net Annual Fund Operating Expenses."


--------------------------------------------------------------------------------
Expenses, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
Class A shares                      $719      $1,843      $2,949       $5,637
--------------------------------------------------------------------------------
Class B shares                       628       1,855       3,041        5,641
--------------------------------------------------------------------------------
Class C shares                       426       1,640       2,913        5,926
--------------------------------------------------------------------------------

Expenses, assuming you kept your shares
--------------------------------------------------------------------------------
Class A shares                      $719      $1,843      $2,949       $5,637
--------------------------------------------------------------------------------
Class B shares                       228       1,555       2,841        5,641
--------------------------------------------------------------------------------
Class C shares                       326       1,640       2,913        5,926
--------------------------------------------------------------------------------

               Please Retain This Supplement for Future Reference

September 2, 2003
SSECF1-3605